Filed under Rule 497(e) Registration No. 333-08653

SEASONS SERIES TRUST

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

(each a “Portfolio,” and collectively, the “Portfolios”)

Supplement to the Statutory Prospectus dated July 29, 2014

Effective December 15, 2014, for the following portfolios:

Multi-Managed Growth Portfolio, Multi-Managed Income Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Moderate Growth Portfolio (the “Multi-Managed Portfolios”) and Large Cap Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC (“Janus”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Carmel Wellso	2013	Director Research, Vice President and Portfolio Manager
Jean Barnard, CFA	2013	Equity Research Analyst
John Jordan	2013	Equity Research Analyst
Kristopher Kelley, CFA	2014	Equity Research Analyst
Ethan Lovell	2013	Equity Research Analyst
Kenneth Spruell, CFA	2013	Equity Research Analyst
Garth Yettick, CFA	2014	Equity Research Analyst

In the Management section under Information about the Subadvisers the portfolio manager information for Janus for the Multi-Managed Portfolios and Large Cap Growth Portfolio is deleted in its entirety and replaced with the following:

“The Growth Component of the Multi-Managed Portfolios and Large Cap Growth Portfolio is managed by Carmel Wellso, Director of Research and Vice President, who provides general oversight of a team of sector team leaders consisting of Jean Barnard, CFA, John Jordan, Kristopher Kelley, CFA, Ethan Lovell, Kenneth Spruell, CFA, and Garth Yettick, CFA. Ms. Wellso also serves as a portfolio manager of other Janus accounts and performs duties as an equity research analyst. She joined Janus in 2008 as a research analyst. Ms. Wellso has 20 years of financial industry experience. Ms. Barnard is an equity research analyst primarily focusing on the communications sector globally and she also serves as the sector team leader of the communications sector research team and assistant portfolio manager on the Janus Classic Growth strategy. Ms. Barnard joined Janus in 1992. Mr. Jordan is an equity research analyst primarily focusing on the financials sector and serves as team leader of the financials sector research team. He joined Janus as a research analyst in 2008. Mr. Kelley is an equity research analyst primarily focusing on the industrials and materials sector and energy and utilities sector, a position he has held since 2010. Mr. Kelley is also team leader of the energy and utilities sector research team. He joined Janus in 2008 as a junior analyst. Mr. Lovell is an equity research analyst primarily focusing on the global pharmaceutical industry and serves as a co-team leader of the health care sector research team is an assistant portfolio manager on the Janus Global Life Sciences strategy. Mr. Lovell joined Janus as a research analyst in 2007. Mr. Spruell, is an equity research analyst primarily focusing on the industrial sector and serves as team leader of the industrials and materials sector research team. He joined Janus as a research analyst in 2008. Mr. Yettick is an equity research analyst primarily focusing on technology companies and serves as co-team leader of the technology sector research team. He joined Janus as a research analyst in 1997. Ms. Barnard and Messrs. Kelley and Yettick hold the Chartered Financial Analyst designation.”

Please retain this supplement for future reference.

Date:	December 15, 2014

Versions:	Combined Master